Exhibit 10.1

                                 AMENDMENT NO. 2
                         TO LOAN AND SECURITY AGREEMENT


     AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT ("Amendment No. 2"), dated as of July 16, 2003, by and among Hirsch International Corp., a Delaware corporation ("Borrower"), HAPL Leasing Co., Inc. ("HAPL"), Hirsch Business Concepts, LLC ("HBC"), Sedeco, Inc. ("Sedeco") and Hometown Threads, LLC ("Hometown", and together with HAPL, HBC and Sedeco, individually, each a "Guarantor" and collectively, "Guarantors") and Congress Financial Corporation, a Delaware corporation ("Lender").


                              W I T N E S S E T H :
                               - - - - - - - - - -

     WHEREAS, Lender and Borrower have entered into financing arrangements pursuant to which Lender has made and may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated as of November 26, 2002, among Lender, Borrower and Guarantors as amended by Amendment No. 1 to Loan and Security Agreement, dated as of April 28, 2003, among Lender, Borrower and Guarantors (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the "Financing Agreements");

     WHEREAS, Borrower and Guarantors have requested that Lender consent to the payment of dividends by Borrower to its shareholders, subject to certain terms and conditions;

     WHEREAS, Lender is willing to consent to the payment of such dividends, subject to the terms and conditions set forth herein.

     WHEREAS, by this Amendment No. 2, Lender, Borrower and Guarantors desire and intend to evidence such amendments.

     NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definition. As used herein, the term "Amendment No. 2" shall mean this Amendment No. 2 to Loan and Security Agreement by and among Lender, Borrower and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, such definition.

(b) Interpretation. For purposes of this Amendment No. 2, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

2. Consent to Proposed Dividend. Subject to the terms and conditions contained herein, and notwithstanding anything to the contrary contained in Section 9.11 of the Loan Agreement, Lender hereby consents to the payment by Borrower of cash dividends to its shareholders, provided, that, as to any such dividend each of the following conditions is satisfied as determined by Lender:

(a) Lender shall have received not more than thirty (30) Business Days' and not less than ten (10) Business Days' prior written notice of the intention of Borrower to pay such dividends, which notice shall specify the amount of the shares in respect of which such dividend is being paid, the total amount to be paid pursuant to such dividend and the date that such dividend is to be paid;

(b) the aggregate amount of all such dividends paid in any fiscal quarter of Borrower shall not exceed $100,000;

(c) such dividends shall not be paid more frequently than once in any fiscal quarter of Borrower;

(d) as of the date of the declaration and payment of any such dividends and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing;

(e) as of the date of the payment of any such dividend, Excess Availability shall have been not less than $ 2,000,000 for each of the immediately preceding ten (10) consecutive Business Days and as of the date of the payment of any such dividend and after giving effect thereto, Excess Availability shall be not less than $2,000,000;

(f) the declaration and payment of any such dividend shall not violate, contravene or constitute a default under any applicable law or agreement to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor or any of its property is bound.

3. Amendment Fee. In addition to all other fees charges, interest and expenses payable by Borrower to Lender under the Loan Agreement and the other Financing Agreements, Borrower shall pay to Lender, contemporaneously with the effectiveness of this Amendment, an amendment fee in the amount of $5,000, which fee shall be fully earned and nonrefundable as of the date hereof and may be charged to any loan account of Borrower.

4. Additional Representations, Warranties and Covenants. Borrower and each Guarantor represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans or Letter of Credit Accommodations by Lender to Borrower:

(a) After giving effect to the provisions of this Amendment No. 2, no Event of Default exists or has occurred as of the date of this Amendment No. 2.

(b) This Amendment No. 2 has been duly executed and delivered by Borrower and each Guarantor and is in full force and effect as of the date hereof and the agreements and obligations of Borrower and each Guarantor contained herein constitute legal, valid and binding obligations of Borrower and each Guarantor enforceable against each of them in accordance with their respective terms.

5. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the receipt by Lender of this Amendment No. 2 duly authorized, executed and delivered by the parties hereto.

6. Effect of this Amendment. Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrower and Guarantors shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment No. 2 or with respect to the subject matter of this Amendment No. 2. To the extent of conflict between the terms of this Amendment No. 2 and the other Financing Agreements, the terms of this Amendment No. 2 shall control. The Loan Agreement and this Amendment No. 2 shall be read and construed as one agreement.

7. Governing Law. The validity, interpretation and enforcement of this Amendment No. 2 and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

8. Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 2.

10. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 2, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 2 by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 2. Any party delivering an executed counterpart of this Amendment No. 2 by telefacsimile also shall deliver an original executed counterpart of this Amendment No. 2, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 2 as to such party or any other party.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their authorized officers as of the day and year first above written.

                                CONGRESS FINANCIAL CORPORATION


                                By: /s/ Dionne S. Rice
                                    ------------------
                                    Title: Assistant Vice-President


                                HIRSCH INTERNATIONAL CORP.


                                By: /s/ Beverly Eichel
                                    ------------------
                                    Title: V.P. & CFO


                                HAPL LEASING CO., INC.


                                By: /s/ Beverly Eichel
                                    ------------------
                                    Title: V.P. & CFO


                                SEDECO, INC.


                                By: /s/ Beverly Eichel
                                    ------------------
                                    Title: V.P. & CFO


                                HIRSCH BUSINESS CONCEPTS, LLC


                                By: /s/ Beverly Eichel
                                    ------------------
                                    Title: V.P. & CFO


                                HOMETOWN THREADS, LLC


                                By: /s/ Beverly Eichel
                                    ------------------
                                    Title: V.P. & CFO